UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31,2011
MANHATTAN SCIENTIFICS, INC.
(Name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization) 405 Lexington Avenue, 32nd Floor New York, New York (Address of principal executive offices)	000-28411 (Commission File Number)	85-0460639 (I.R.S. Employer Identification Number) 10174 (Zip Code)

Registrant’s telephone number, including area code: (212) 551-0577

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 31, 2011, Manhattan Scientifics, Inc. (the “Company”) entered into an Agreement and Plan of Reorganization (“Nanomedicine Agreement”) by and among the Company, Scientific Nanomedicine, Inc. (“Nanomedicine”), Edward, R. Flynn (“Flynn”) and Edward R. Flynn and Maureen A. Flynn, as Co-Trustees of the Edward R. Flynn and Maureen A. Flynn Revocable Trust u/t/a dated 10/25/2006 (“Trust”); and entered into a Purchase Agreement (“Senior Scientific Agreement”) by and among the Company, Senior Scientific LLC, (“Senior Scientific”) and Flynn.

Under the Nanomedicine Agreement, the Company has agreed to purchase all of the common stock of Nanomedicine.  The purchase price for the common stock of Nanomedicine is 21,667,000 restricted shares of the Company’s voting common stock (less 7,667,000 shares already issued pursuant to the Acquisition Option Agreement, dated February 8, 2010 (“Option Agreement”), among the Company, Nanomedicine, Flynn and Senior Scientific.  Nanomedicine holds the commercial rights to technology and intellectual property with respect to the early detection of diseases using nano technologies owned by Senior Scientific.

Under the Senior Scientific Agreement, the Company has agreed to purchase all of the membership interests of Senior Scientific.  The purchase price for the membership interests of Senior Scientific is 1,000 restricted shares of the Company’s voting common stock.  Senior Scientific operates a research laboratory in New Mexico.

The closing of the acquisitions were subject to customary closing conditions.  The Nanomedicine Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference.  The Senior Scientific Agreement is attached as Exhibit 10.2 hereto and is incorporated herein by reference.  The foregoing description of the Nanomedicine Agreement and Senior Scientific Agreement does not purport to be complete and is qualified in its entirety by reference to the attached agreements.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

In connection with the acquisition of Nanomedicine and Senior Scientific, the Company issued 14,001,000 unregistered shares of its common stock, valued at $952,000.  The common shares were authorized for issuance pursuant to an exemption under Section 4(2) of the Securities Act of 1933.

Item 8.01	Other Events.

On June 6, 2011, the Company issued a press release announcing the completion of the acquisitions.  A copy of the press release is furnished under this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The Financial Statements of Nanomedicine and Senior Scientific for the year ended December 31, 2010 and the quarters ended March 31, 2011 and March 31, 2010 will be filed as an exhibit to a Current Report on Form 8-K within seventy-one (71) days of the date hereof.

(b)	Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Financial Information of the Company, giving effect to the acquisitions, will be filed as an Exhibit to a Current Report on Form 8-K within seventy-one (71) days of the date hereof.

 (d) Exhibits

Exhibit No.	Description

10.1
Agreement and Plan of Reorganization by and among the Company, Scientific Nanomedicine, Inc., Edward, R. Flynn and Edward R. Flynn and Maureen A. Flynn, as Co-Trustees of the Edward R. Flynn and Maureen A. Flynn Revocable Trust u/t/a dated 10/25/2006.

10.2	Purchase Agreement by and among the Company, Senior Scientific LLC and Edward R. Flynn.
99.1	Press Release, dated June 6, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANHATTAN SCIENTIFICS, INC.

Date: June 6, 2011	By:	/s/ Emmanuel Tsoupanarias
Name: Emmanuel Tsoupanarias
Title: Chief Executive Officer

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